Summary Prospectus April 29, 2016

Westcore Colorado Tax-Exempt Fund

RETAIL SHARE CLASS: WTCOX | INSTITUTIONAL SHARE CLASS: WICOX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/LiteratureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CORE (2673), by sending an email request to WestcoreInvest@westcore.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated April 29, 2016, along with the Fund’s most recent annual report dated December 31, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Westcore Colorado Tax-Exempt Fund (the “Fund”) seeks income exempt from both federal and Colorado state personal income taxes by emphasizing investment-grade Colorado municipal bonds with intermediate maturities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.37%	0.24%
Total Annual Fund Operating Expenses	0.77%	0.64%
Fee Waiver and Expense Reimbursement(2)	(0.12)%	(0.12)%
Total Annual Fund Operating Expense After Fee Waiver and
Expenses Reimbursement(2)	0.65%	0.52%

(1)	“Other Expenses” are based on estimated amounts for Institutional Class shares’ initial fiscal year.

(2)	Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified prior to April 30, 2017 without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may
be higher or lower, based on
these assumptions your costs
would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$66	$234	$416	$942
Institutional Class	$53	$193	$345	$786

Westcore Colorado Tax-Exempt Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies of the Fund

  Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in securities, the income from which is exempt from both federal and Colorado state income tax.

  The Fund focuses primarily on investment-grade quality municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more nationally recognized rating agency such as Moody’s or Standard & Poor’s (“Rating Agencies”).

  Under normal circumstances, a minimum of 80% of the portfolio will be rated investment-grade at the time of purchase.

  The Fund may invest up to twenty percent (20%) of its total assets in municipal bonds rated below investment grade.

  The Fund may invest in unrated bonds if the portfolio management team determines they are comparable in quality to instruments that meet the Fund’s rating requirements.

  The Fund may also invest in interest rate futures to vary the Fund’s average-weighted effective maturity based on the portfolio management team’s forecast of interest rates.

  The team researches the financial condition of various counties, public projects, school districts and taxing authorities to seek to fully understand the issuer’s ability to generate revenues or levy taxes in order to meet its obligations.

  Given the Fund’s tax-exempt focus, the team also strives to maintain a low portfolio turnover in an effort to minimize the Fund’s capital gain distributions.

  In addition, the team generally avoids investing in municipal bonds that are subject to the Alternative Minimum Tax but may do so if they believe they provide sufficient relative value.

  The team seeks to purchase securities from many areas of Colorado to reduce the economic risk to the portfolio from any particular local economy within the state.

  Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified. However, an important consideration in all sell decisions is whether the sale would generate a possible realized capital gain.

Principal Risks of Investing in the Fund

  Risk of Loss: You could lose money by investing in the Fund.

  Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease.

  Credit Risk: The Fund is subject to the risk that an issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds.

  Extension Risk: The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

  Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

  Portfolio Management Risk: The Fund is subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.

  Liquidity Risk: The Fund is subject to additional risks in that it may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fund would like, making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities.

  Below-Investment Grade Securities Risk: High-yield fixed income securities, sometimes referred to as “junk” bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

  State Specific Risk: The Fund is subject to the risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado. Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds, such as a national tax-exempt fund.

  Market Risk: The Fund’s exposure to securities can regularly affect the Fund’s NAV and total return due to fluctuations in the overall movements in the markets. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These high 2 degrees of volatility are most acute in circumstances where the issuer has financial difficulties, such as operational budgets that are structurally imbalanced, or has defaulted on or failed to make regularly scheduled payments. Certain Puerto Rican issuers in which the Fund invests, or may invest, may have these difficulties.

Westcore Colorado Tax-Exempt Fund

  Non-Diversification Risk: The Fund is a non-diversified fund even though the portfolio management team generally limits investments in any one issuer to less than 5% at the time of purchase. This is because many Colorado municipal securities are guaranteed by the State of Colorado, and as such, must be considered as being backed by the same entity. Funds that are considered non-diversified under the Investment Company Act of 1940 may be considered a greater risk when compared to a diversified fund.

  Tax Risk: The Fund may be adversely impacted by changes in tax rates, tax laws and tax policies. Distributions from the Fund may be taxable. The qualification of bonds owned by the Fund as tax-exempt may be challenged by the IRS or by a state taxing authority, and/or may be adversely affected by future legislative, administrative or judicial activity.

  Interest Rate Futures Risk: The Fund’s use of interest rate futures from time to time may result in risks different from, or possibly greater than, the risks associated with investing directly in traditional investments. Interest rate futures are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk and portfolio management risk. Interest rate futures also involve the risk that changes in the value of the instrument may not correlate exactly with the underlying assets.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 9/30/2009 5.37%          Lowest Quarterly Return: 12/31/2010 (3.65)%

Average Annual Total Returns (for the Periods Ended December 31, 2015)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. There is no history of returns for the Fund’s Institutional Class shares prior to the date of this Prospectus.

Westcore Colorado Tax-Exempt Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	3.02%	4.35%	3.93%
Return After Taxes on Distributions	3.01%	4.34%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	2.89%	4.09%	3.83%
Barclays U.S. 10-Year Municipal Bond Index (reflects no
deduction for fees, expenses or taxes)	3.76%	5.55%	5.20%

Westcore Colorado Tax-Exempt Fund

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund

Kenneth A. Harris, CFA
Partner, Fixed Income Research Portfolio Manager – Denver Investments
Portfolio Manager of the Fund	June 1, 2005

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly or annually).

Tax Information

The Westcore Colorado Tax-Exempt Fund intends to make distributions that will not be taxed as ordinary income or capital gains. Some distributions made by the Fund may be taxable as ordinary income or capital gains. Distributions that are derived from certain interest paid on certain bonds may be an item of tax preference if you are subject to the federal alternative minimum tax unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments held through tax-deferred arrangements may be taxed in the future upon withdrawal. The Fund is not recommended for tax-deferred arrangements such as a 401(k) account.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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